SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-18A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-63602-09              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-18A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  January 3, 2002        By:   /s/ Karen Schluter
                                  Karen Schluter
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

                                       -5-

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-18A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                       Ending
                Face       Principal                                                      Principal
Class          Value       Balance          Principal      Interest       Total             Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      248,232,000.00   248,232,000.00    14,959,046.43     724,010.00  15,683,056.43  233,272,953.57
A2      297,000,000.00   297,000,000.00             0.00   1,237,500.00   1,237,500.00  297,000,000.00
B1        5,902,000.00     5,902,000.00         4,645.81      31,971.27      36,617.08    5,897,354.19
B2        4,496,000.00     4,496,000.00         3,539.07      24,354.94      27,894.01    4,492,460.93
B3        3,091,000.00     3,091,000.00         2,433.11      16,744.02      19,177.13    3,088,566.89
B4          843,000.00       843,000.00           663.57       4,566.55       5,230.12      842,336.43
B5          843,000.00       843,000.00           663.57       4,566.55       5,230.12      842,336.43
B6        1,688,146.00     1,688,146.00         1,328.83       9,144.73      10,473.56    1,686,817.17
R               100.00           100.00           100.00           0.29         100.29            0.00
TOTALS  562,095,246.00   562,095,246.00    14,972,420.39   2,052,858.35  17,025,278.74  547,122,825.61

A3      239,057,677.00   239,057,677.00             0.00     996,073.65     996,073.65  230,025,891.75

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      86358RNE3   1,000.00000000     60.26236114   2.91666667       63.17902780     939.73763886       A1     3.500000 %
A2      86358RNF0   1,000.00000000      0.00000000   4.16666667        4.16666667   1,000.00000000       A2     5.000000 %
B1      86358RNH6   1,000.00000000      0.78715859   5.41702304        6.20418163     999.21284141       B1     6.500428 %
B2      86358RNJ2   1,000.00000000      0.78715970   5.41702402        6.20418372     999.21284030       B2     6.500428 %
B3      86358RNK9   1,000.00000000      0.78715950   5.41702362        6.20418311     999.21284050       B3     6.500428 %
B4      86358RNM5   1,000.00000000      0.78715302   5.41702254        6.20417556     999.21284698       B4     6.500428 %
B5      86358RNN3   1,000.00000000      0.78715302   5.41702254        6.20417556     999.21284698       B5     6.500428 %
B6      86358RNP8   1,000.00000000      0.78715348   5.41702554        6.20417902     999.21284652       B6     6.500428 %
R       86358RNL7   1,000.00000000  1,000.00000000   2.90000000    1,002.90000000       0.00000000       R      3.500000 %
TOTALS              1,000.00000000     26.63680310   3.65215391       30.28895701     973.36319690

A3      86358RNG8   1,000.00000000      0.00000000   4.16666665        4.16666665     962.21922105       A3     5.000000 %
----------------------------------------------------------------------------------------------------   ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                               Nadezhka  Thomas
                  JPMorgan Chase Bank - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-18A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

Total Scheduled Principal Amounts                       442,458.17
Group 1 Scheduled Principal Amounts                     442,458.17

Total Unscheduled Principal Amounts                     14,529,962.23
Group 1 Unscheduled Principal Amounts                   14,529,962.23

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00

Ending Principal Balance                                547,122,825.80

Current Period Realized Losses                          0.00

Fraud Loss Limit                                        11,319,580.00
Bankruptcy Loss Loss Limit                              137,309,00.00
Special Hazard Loss Loss Limit                          7,089,386.00

Fraud Losses                                            0.00

Special Hazard Losses                                   0.00

Servicing Fees                                          127,919.69
Master Servicing Fee (including Retained Interest)      0.00
Trustee Fees                                            1,873.65


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
---------------------------
                                                 Principal
Category                      Number               Balance               Percentage
1 Month                          10            4,992,690.83                  0.91 %
2 Month                           0                    0.00                  0.00 %
3 Month                           1              102,400.00                  0.02 %
 Total                           11            5,095,090.83                  0.93 %

 Group Totals
--------------------------
                                                 Principal
Category                      Number               Balance               Percentage
1 Month                          10            4,992,690.83                  0.91 %
2 Month                           0                    0.00                  0.00 %
3 Month                           1              102,400.00                  0.02 %
 Total                           11            5,095,090.83                  0.93 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
--------------------------
                              Principal
         Number                 Balance               Percentage
           0                      0.00                 0.00 %

Group Totals
--------------------------
                              Principal
         Number                 Balance               Percentage
           0                      0.00                 0.00 %

Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
--------------------------
                              Principal
         Number                 Balance               Percentage
           0                      0.00                 0.00 %

Group Totals
--------------------------
                              Principal
         Number                 Balance               Percentage
           0                      0.00                 0.00 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-18A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

Aggregate Outstanding Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class a3 shortfall                              0.00

Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class a3 shortfall                              0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00


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